SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) October 1, 2003
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                           0-3658                           95-1068610
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(State or Other                    (Commission                     (IRS Employer
  Jurisdiction                     File Number)              Identification No.)
of Incorporation)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On October 1, 2003, The First American Corporation issued a press release announcing the completion of its acquisition of Transamerica Finance Corporation's tax and flood companies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 7.   Exhibits.

99.1      Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE FIRST AMERICAN CORPORATION



Date: October 1, 2003                   By:     /s/ Thomas A. Klemens
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                                           Name:   Thomas A. Klemens
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer